THE RBB FUND, INC.

Motley Fool Funds

Motley Fool Emerging Markets Fund

Investor Shares (Ticker: TMFEX)
Institutional Shares (Ticker: FOEIX)

Supplement dated April 28, 2017
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
each dated February 28, 2017

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Statutory Prospectuses, and SAI and should be read in conjunction with those documents.

Based on the recommendation of Motley Fool Asset Management, LLC (the “Adviser”) and such other factors and events as deemed relevant, the Board of Directors of The RBB Fund, Inc. has approved the termination of the Institutional Class Shares of the Motley Fool Emerging Markets Fund (the “Fund”) as of June 30, 2017. The Institutional Class Shares of the Fund will be closed to all new and existing shareholders on May 2, 2017. Institutional Class shareholders of the Fund will have the right to exchange their Institutional Class Shares for Investor Class Shares of the Fund, or to redeem their investment in Institutional Class Shares by June 30, 2017. Any Institutional Class Shares of the Fund that are not exchanged for Investor Class Shares of the Fund, or redeemed, by June 30, 2017, will be liquidated and the proceeds returned to the shareholder.

Shareholders can exchange their Institutional Class Shares for Investor Class Shares of the Fund on any business day through your brokerage account. If you hold shares through BNY Mellon, your exchange can be done by mail (Motley Fool Funds, P.O. Box 9780, Providence, RI 02940-9780), by express/overnight mail (Motley Fool Funds, 4400 Computer Dr., Westborough, MA 01581-1722), or by telephone at 1-888-863-8803.

For shareholders who choose not to exchange shares, please consult a tax advisor regarding the potential tax implications of a redemption or distribution of your account.

Effective May 2, 2017, The Motley Fool Emerging Markets Institutional Share Class (FOEIX) is closing.

If you are a shareholder in the Institutional Share Class, you have two options:

1. Do nothing and your Institutional Share Class holdings will be sold on June 30, 2017, and all proceeds will be distributed to you. You will not be charged a fee for the sale of your shares. Depending on the tax status, account type and cost basis of the shares and the purchase(s), this may create a taxable event resulting in tax income.

2. You may exchange your Institutional Class Shares for Investor Class Shares- this requires action on your part and communication with the brokerage where your shares are held. This exchange is expected to be tax-free and you will not be charged a fee for the exchange.

The Adviser has contractually agreed to pay, waive or absorb a portion of Fund’s Investor Class Shares expenses through the end of February 2018, or such later date as may be determined by the Fund and the Adviser, to the extent necessary to limit operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 1.15% annually of average daily net assets of the Investor Class Shares. As a result, the expense limit currently in place for the Fund’s Investor Class Shares is higher than the expense limit currently in place for the Fund’s Institutional Class Shares.

Beginning May 2, 2017, Institutional Class Shares of the Fund will no longer be available for sale. Shareholders of Institutional Class Shares of the Fund will not incur any transaction costs in connection with the exchange of their shares and the exchange is expected to be tax-free for federal income tax purposes.

Accordingly, as of June 30, 2017, all references in the prospectus to Institutional Class Shares of the Fund are hereby deleted.

Thank you for your investment. If you have any questions, please call the Fund toll-free at 1-888-863-8803. Representatives are available Monday through Friday from 8 a.m. to 6 p.m. Eastern time.

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Please retain this supplement for your reference.